Exhibit 10.1


               FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
               -----------------------------------------------

      THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 29th day of December, 2003 ("Effective Date"), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender") and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as "Borrower" or "SSG").

                            PRELIMINARY STATEMENTS
                            ----------------------

      A.   Lender, SSG  and  Athletic  Training Equipment  Company,  Inc.,  a
 Delaware corporation ("ATEC") have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, as further amended by that certain Second Amendment to Loan and Security Agreement dated June 27, 2003, as further amended by that certain Third Amendment to Loan and Security Agreement dated November 6, 2003 (as amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which Lender has entered into certain financing arrangements with SSG and ATEC.

      B. SSG has informed Lender that it has sold all of the issued and outstanding capital stock of ATEC on November 18, 2003 pursuant to that certain Stock Purchase Agreement by and between SSG and Amer Sports Company ("ATEC Sale").

      C. In connection with the ATEC Sale, ATEC was released from its obligations as a Borrower under the Loan Agreement.

      D. The parties hereto have agreed to amend the Loan Agreement to evidence the release of ATEC thereunder, among other things, as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                  AGREEMENT
                                  ---------


                                  ARTICLE I
                                 Definitions
                                 -----------

      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.


                                  ARTICLE II
                                  Amendments
                                  ----------

      2.01 Amendment to Preamble.   Effective as of  the Effective Date,  the
 preamble of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "'This Loan and Security Agreement dated March 27, 2001 is entered into by and between CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender") and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as "SSG" or "Borrower")."

      2.02 Amendment to 1.3. Effective as of the Effective Date, Section 1.3 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           '"Adjusted Net Worth' shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender; provided, however, that (i) the one-time non-cash charges taken by SSG in its fiscal year ending September 30, 2001 up to an aggregate amount of $300,000 and (ii) any gains or losses incurred in accordance with GAAP reported by SSG in connection with its sale of all of the outstanding capital stock of ATEC or disposition of its Team Dealer Division, each of which has been consented to by Lender shall be excluded from the calculation of the Adjusted Net Worth of SSG"

      2.03 Amendment to Section 1.4.   Effective  as of  the Effective  Date,
 Section 1.4 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "'ATEC' shall mean Athletic Training Equipment Company, Inc., a Delaware corporation."

      2.04 Amendment to Section 1.7.   Effective  as of  the Effective  Date,
 Section 1.7 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "'Borrower' shall have the meaning set forth in the preamble hereto."

      2.05 Amendment to Section 1.8.   Effective  as of  the Effective  Date,
 Section 1.8 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "[Intentionally Omitted.]"

      2.06 Amendment to Section 1.15(b).  Effective as of the Effective Date,
 Section 1.15(b) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "(b) such Accounts are not unpaid more than one hundred twenty (120) days after the date of the original invoice for them;"

      2.07 Amendment to Section 1.15(n).  Effective as of the Effective Date,
 Section 1.15(n) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "(n) such Accounts are not owed by an account debtor who has Accounts unpaid one hundred twenty (120) days after the date of the original invoice for them, which unpaid Accounts constitute more than fifty percent (50%) of the total Accounts of such account debtor; and"

      2.08 Amendment to Section 1.27.   Effective as  of the Effective  Date,
 Section 1.27 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "'Financing Agreements' shall mean, collectively, this Agreement, that certain Release Agreement, dated as of November 18, 2003, executed by Lender and agreed and acknowledged by Amer Sports Company, SSG and ATEC, and all notes, guarantees, security agreements, negative pledge agreements, collateral reports and other agreements, documents, information and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

      2.09 Amendment to Section 1.29. Effective as of the Effective Date, the reference to "Section 9.15" contained in Section 1.29 of the Loan
 Agreement is hereby deleted and replaced with the references to "Sections 9.15 and 9.18".

      2.10 Amendment to Section 1.46.   Effective as  of the Effective  Date,
 Section 1.46 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "'Obligations' shall mean any and all Revolving Loans and Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise arising under this Agreement and the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured. The term Obligations shall include, without limitation, all obligations, liabilities and indebtedness of Borrower, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several or individual."

      2.11 Amendment to Section 2.5.   Effective  as of  the Effective  Date,
 Section 2.5 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "[Intentionally Omitted.]"

      2.12 Amendment to Section 2.6.   Effective  as of  the Effective  Date,
 Section 2.6 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "[Intentionally Omitted.]"

      2.13 Amendment to  Section 3.1(b)(v).   Effective as  of the  Effective
 Date, Section 3.1(b)(v) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "(v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $2,000,000 or an integral multiple of $500,000 in excess thereof."

      2.14 Amendment to Section 3.4. Effective as of the Effective Date, the reference to "$20,000,000" contained in Section 3.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the reference to "$15,000,000."

      2.15 Amendment to Section 9.15.   Effective as  of the Effective  Date,
 Section 9.15 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

           "Borrower and its subsidiaries, on a consolidated basis, shall, at all times during the periods set forth below, maintain Adjusted Net Worth of not less than the amount set forth below for each such period:

                                                            Minimum Adjusted
                          Period                               Net Worth
      ----------------------------------------------------------------------

      At all times during the period from                     $22,000,000
      October 1, 2003 through March 31, 2004

      At all times thereafter                                 $24,000,000"


      2.16 Amendment to Section 9, Addition of Section 9.18. Effective as of the Effective Date, a new Section 9.18 shall be added to Section 9 of the Loan Agreement in its proper numerical order to read as follows:

           "9.18     Minimum  Excess  Availability.     Borrower   shall
      maintain at all times Excess Availability, as determined by Lender, in an amount equal to or in excess of $1,500,000."

      2.17 Amendment to Article 9; Addition of Section 9.19. Effective as of the Effective Date, Section 9.19 is hereby added to Section 9 of the Loan Agreement in its proper numerical order to read as follows:

           "9.19 Exhibits and Schedules. On or before January 22, 2003, Borrower shall deliver to Lender a revised Exhibit A,
      Schedule 1.5,   Schedule 4.1(1),    Schedule 8.3,    Schedule 8.4,
      Schedule 8.7,    Schedule 8.9,    Schedule 8.10,    Schedule 8.13,
      Schedule 9.9 and Schedule 9.10, which shall be in form and substance acceptable to Lender in its sole discretion."

      2.18 Amendment to Section 10.1(j).  Effective as of the Effective Date,
 Section 10.1(j) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

      "[Intentionally Omitted.]"

      2.13 Miscellaneous Amendments.  (i) Effective as of the Effective Date,
 (a) each reference to the term "Borrower Representative" contained in the Loan Agreement shall be deleted in its entirety and replaced with the term "Borrower"; provided, however, if the term "Borrower Representative" is immediately preceded by the phrase "Borrower and" or "Borrower or" in this Loan Agreement, then such phrases shall be deleted in their entirety in each instance, and (b) each reference to the term "Borrowers" contained in the Loan Agreement shall be deleted in its entirety and replaced with the term "Borrower"; (ii) effective as of the January 22, 2003, Exhibit A,
 Schedule 1.5,  Schedule 4.1(1),  Schedule 8.3,  Schedule 8.4,  Schedule 8.7,
 Schedule 8.9, Schedule 8.10, Schedule 8.13, Schedule 9.9 and Schedule 9.10 attached to the Loan Agreement shall be amended and restated and replaced with "Exhibit A, Schedule 1.5, Schedule 4.1(1), Schedule 8.3, Schedule 8.4,
 Schedule 8.7, Schedule 8.9, Schedule 8.10,  Schedule 8.13, Schedule 9.9  and
 Schedule 9.10", respectively, upon delivery thereof to the Lender by Borrower pursuant to Section 9.18 of the Loan Agreement; and (iii) effective as of the Effective Date, each reference to "Borrowers" and each reference to "ATEC" contained in the other Financing Agreements shall be deleted in its entirety and replaced with the term "Borrower".


                                 ARTICLE III
                             Conditions Precedent
                             --------------------

      3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

           (a)  Lender  shall   have   received,  in   form   and   substance
      satisfactory to Lender and its legal counsel:

                (i)  this Amendment, duly executed by Borrower;

                (ii) evidence satisfactory to Lender of the consummation of the ATEC Sale;

                (iii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and
           (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

                (iv) such additional documents, instruments and information as Lender or its legal counsel may request.

           (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).

           (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.

           (d)  All  corporate  proceedings  taken  in  connection  with  the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

           (e) Borrower shall have paid the portion of the amendment fee due on the Effective Date of this Amendment as required pursuant to
      Section 3.6 of the Loan Agreement, as amended hereby.


                                  ARTICLE IV
                                  No Waiver
                                  ---------

      Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.


                                  ARTICLE V
                Ratifications, Representations and Warranties
                ---------------------------------------------

      5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and
 (b) the security interests in the Collateral are in full force and effect.

      5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.


                                  ARTICLE VI
                           Miscellaneous Provisions
                           ------------------------

      6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.

      6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender's legal counsel (including legal assistants).

      6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
 LAW).

      6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                               LENDER:

                               CONGRESS FINANCIAL CORPORATION
                               (SOUTHWEST)


                               By:    _______________________
                               Name:  _______________________
                               Title: _______________________


                               BORROWER:

                               SPORT SUPPLY GROUP, INC.

                               By:    _______________________
                               Name:  _______________________
                               Title: _______________________